UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Manor Fund (MNRMX)

Manor Growth Fund (MNRGX)

Manor Bond Fund (MNRBX)

Annual Report

December 31, 2023

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:

Smithbridge Asset Management, Inc.

Distributed by:
Foreside Funds Services, LLC

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor’s share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current and most recent month-end performance.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER

DECEMBER 31, 2023 (UNAUDITED)

 Dear Fellow Shareholders:

The stock and bond markets rebounded in 2023 after suffering through a difficult year in 2022.  The equity and fixed income markets reversed a mid-year decline with an impressive rally in the final quarter of the year.  The late-year rally was triggered by a deacceleration of inflation, the prospect of continued earnings growth, and a sudden reversal of stated Fed policy.

“Didn’t See That Coming”

In the movie Red2 Anthony Hopkins played Dr. Edward Baily, an eccentric scientist who seemingly drifts between delusion and reality.  In one of his more lucid times, he managed to plant a bomb in the Kremlin and now a group of retired CIA agents are tasked with recovering the bomb to avoid an international catastrophe.  Forced to recruit the erratic physicist, Baily triggers multiple plot twists, often accompanied with the taunt “didn’t see that coming”.  In the end Baily “didn’t see that coming” as he escapes, realizing too late that the ticking bomb was planted on his plane.

Looking back on the events of this past year there seems to be no lack of events which fit into the “didn’t see that coming” category.  The financial markets entered the year after a dismal 2022 in both the stock and bond markets.  Fed policy that held interest rates close to zero for years, and prolific government spending, triggered an inflationary spiral that pushed inflation above an annual rate of 9%.  The Fed, late to respond, was forced to ramp up interest rates rapidly.  As 2023 began analysts uniformly expected a difficult year for both stocks and bonds based on the widely repeated Fed policy of keeping interest rates “higher for longer”.  As is so often the case, the markets proved the “experts” wrong and went on a rally that defied expectations.  The S&P 500 index rose 26.3% for the year, large-cap growth stocks rose an incredible 42.7%, while the Bloomberg US Aggregate bond index rose 5.5% .  As Edward Baily would have said, “didn’t see that coming”.

But the headline performance numbers mask some underlying divergences.  A look at the Russell 3000 index for 2023 might prove instructive.  During this past year the largest 50 stocks in that index returned 37.8% while the remaining 2500 stocks returned just 17.4%.  This is in sharp contrast to the 20-year average of 9.1% for the top 50 vs. 10.3% for the remaining 2500.  This narrow group of large-cap outperformers, often referred to as market concentration, was not limited to the Russell indices.  The S&P 500 experienced a similar concentration of top performers as the 7 largest stocks generated almost 70% of the index return.  There was also a substantial performance gap between the growth and value names in the Russell indices.  The growth names in the Russell 1000 index (the largest 1000 stocks), rose 42.5% while the value names in that index returned just 11.4%.  This performance is also well out of range of the 20-year average performance for growth vs. value stocks.

Annual Report |  1

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

The performance results above were all the more surprising given the apparent weakness in the market after mid-year.  The Fed continued to raise rates and reinforced its “higher for longer” interest rate policy as inflation, while declining, remained well above its target rate.  After rising early in the year, stocks suffered a 10% correction from the end of July to the end of October accompanied by rising yields that triggered negative returns in the bond market, as well.  But the markets started to turn upward again as speculation grew that the Fed may have engineered a “soft landing” of the economy and an end to rate hikes.  In early December Fed chairman Powell seemed to temper expectations saying it would be premature to speculate on when policy might ease.  But only two weeks later Powell commented that “rate cuts are something beginning to come into view and clearly a topic of discussion”.  The markets jumped on the news as both stocks and bonds extended a strong rally into year-end.  For the quarter the S&P 500 rose 11.7% and the Bloomberg US Aggregate bond index rose 6.8%.  In another case of “didn’t see that coming”, the markets shifted almost instantly from rate hikes to he possibility of 6 interest rate cuts next year.

The Manor Fund

The Manor Fund rose 13.77%, net of all fees and expenses, during the year ending December 31, 2023, underperforming the S&P 500 index return of 26.29% and 22.73% for comparable mutual funds, as measured by the average of Large-Cap Blend mutual funds tracked by Morningstar.  The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing  5-year and 10-year periods with annualized returns for the Fund of 12.91% and 7.50%, compared to 15.70%, and 12.03% for the S&P 500 index, and 13.86%, and 10.64% for the average of Large-Cap Blend mutual funds tracked by Morningstar.  The fund returned 6.70% since inception, underperforming the S&P 500 index return of 9.76% and comparable mutual funds return of 7.74%.

During the year ending December 31, 2023, the Fund was helped by strong performance from D.R. Horton, Applied Materials, Inc. Microsoft Corp., Booking Holdings, Inc., and Microchip Technology Inc.   It is interesting to note that each of these top performers, with the exception of Booking Holdings, were among the top performers during the 4th Quarter oof 2023, a quarter that generated almost half of the return for the entire year.  The shares of D.R. Horton followed market action, trading higher through July, then turning lower with the market.  The shares then staged a strong rally late in the year.  Horton reported revenue and earnings that exceeded expectations each quarter, and consistently raised earnings guidance.  Horton also announced an increase in the quarterly dividend.  The shares of Applied Materials followed a similar trading pattern as the market but resisted some of the mid-year downturn.  The company reported revenue and earnings that exceeded expectations and raised earnings guidance mid-year.  Applied also raised the dividend and authorized a significant increase in its share buyback program.  The shares of Microsoft rose through much of the year, with only a slight pullback mid-year.  The company reported revenue and earnings above expectations and increased earnings guidance, as well.  Microsoft consistently reported strong revenue

Annual Report |  2

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

growth in its Azure cloud computing platform, a closely watched operating segment.  The shares of Bookings Holdings rose steadily through much of the year.  The company reported revenue and earnings that beat expectations, driven by strong year-over-year growth in travel bookings.  The shares of Microchip Technology traded in a volatile range during the year, rising sharply early in the year, declining, and then rising again through July, turning sharply lower when the market declined, and then finishing with s strong rally in the final quarter.  The company reported mixed operating results early in the year but operating results later in the year that were in line with expectations.  The strong year-end rally that generated all the performance in the stock for the year seems to be driven by investor expectations of accelerating growth in 2024.

Notable laggards during the year ending December 31, 2023 include Enphase Energy, Inc. Devon Energy Corp., Northrop Grumman Corp., AES Corp., and Elevance Health, Inc.  The shares of Enphase, an addition to the portfolio early in the year, traded lower through much of the year.  Enphase reported operating results that missed expectations several times.  Enphase had developed a new technology to improve connectivity for solar power systems, but the prospects for that technology was severely constrained by a change in the California’s regulatory policy that limited the connectivity of solar power systems to the electric grid.  The shares of Devon Energy fell early in the year when the company reported weak operating results.  The shares recovered somewhat but missed the late year rally when the company reported disappointing results.  The shares of Northrup Grumman fell sharply early in the year despite reporting revenue and earnings that beat expectations and raising earnings guidance.  The shares jumped late in the year after another positive earnings report, but the rebound was not enough to recover the earlier decline.  The shares of AES fell steadily early in the year despite reporting revenue and earnings that beat expectations.  The shares rebounded somewhat after a positive report late in the year, but the rebound was not enough to offset the earlier decline.  The shares of Elevance Health traded in a choppy range though much of the year, in line with the health care sector, despite a string of earnings announcements that were in line with or exceeded expectations.  The company reported earnings that beat expectations each quarter, revenue that met or exceeded expectations, and increased earnings guidance most quarters.

During the year we sold Fidelity National Information Services, Chubb, Ltd., and  Enphase Energy.  We used the proceeds from those sales to buy Alphabet, Apollo Global Management, and Palo Alto Networks.  Alphabet is the parent company of Google.  Apollo Global Management is a major asset manager that offers traditional retirement investment services, capital financing for client specific needs, and equity financing for corporate transitions and growth.  Palo Alto Networks, Inc. is a global cybersecurity provider, focusing on Network Security, Cloud Security, Security Operations and Threat Intelligence, and Security Consulting.

Annual Report |  3

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

The Growth Fund

The Manor Growth Fund rose 22.77%, net of all fees and expenses, during the year ended December 31, 2023, underperforming the S&P 500 index return of 26.29% and the average of Large-Cap Growth mutual funds tracked by Morningstar return of 37.58%.  The Fund outperformed the S&P 500 index and comparable mutual funds during the trailing 5-year period with a return of 16.53% for the Fund, compared to 15.70% for the S&P index, underperformed the average of Large-Cap Growth mutual funds tracked by Morningstar return of 16.54%.  The Fund underperformed those same indices for the trailing 10-year period with returns of 11.50% for the Fund compared to 12.03% and 12.68% for the S&P index and Morningstar average, respectively.  The Fund generated a return of 7.18% since inception, underperforming the S&P 500 index return of 7.20%, but outperforming the average Large-Cap Growth fund tracked by Morningstar return of 5.97%.

During the year ended December 31, 2023 the Fund was helped by strong performance from Apple, Inc., Amazon.com, Inc., Alphabet, Inc., United Rentals, Inc., and Microsoft Corporation.   The shares of Apple rose steadily through the early part of the year, pulled back slightly when the market declined, and then posted a strong rally through year-end.  The company reported disappointing operating results in their first earnings report of the year but announced steadily improving results in subsequent quarterly earnings reports.  The shares of Amazon followed a trading pattern like the shares of Apple.  Amazon reported earnings that exceeded expectations each quarter and consistent revenue growth.  Investors reacted positively to renewed growth in the Amazon Web Services segment, and the possibility of advertising revenue in the Prime Video segment.  The shares of Alphabet rose through much of the year, but with more volatility than Apple and Amazon.  Alphabet, the parent company of Google, reported disappointing results in their first quarterly report of the year, and while subsequent reports were better advertising revenue was flat to moderately higher.  Alphabet disappointed investors in their last quarterly report of the year, triggering a sharp decline in the shares, but the stock recovered to close back at its highs by year-end.  The shares of United Rentals traded in a wide choppy range through much of the year before posting a strong rally through year-end.  The company reported earnings that missed expectations in several early quarterly reports but revenue that often-exceeded expectations.  The inability of management to translate revenue growth to the bottom-line frustrated investors.  That changed in the final quarterly report of the year when the company announced revenue and earnings that beat expectations and raised revenue guidance for the fiscal year.  The report triggered a strong rally in the shares that coincided with the year-end market rally, pushing the stock up towards all-time highs.  The shares of Microsoft rose through much of the year, with only a slight pullback mid-year.  The company reported revenue and earnings above expectations and increased earnings guidance, as well.  Microsoft consistently reported strong revenue growth in its Azure cloud computing platform, a closely watched operating segment.

Annual Report |  4

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

Notable laggards during the year ended December 31, 2023 include Enphase Energy, Inc., CVS Health Corp., Bristol-Myers Squibb, Fidelity National Information Systems, and Chubb, Ltd.  The shares of Enphase, an addition to the portfolio early in the year, traded lower through much of the year.  Enphase reported operating results that missed expectations several times.  Enphase had developed a new technology to improve connectivity for solar power systems, but the prospects for that technology was severely constrained by a change in the California’s regulatory policy that limited the connectivity of solar power systems to the electric grid.  The shares of CVS Health traded lower through most of the year.  The company reported revenue and earnings that exceeded expectations each quarter, but the results did little to provide upward momentum for the shares.  Weakness in the stock could be attributable to investor concern about increasing competition and pricing pressure int the pharmacy benefits segment of the business.  The shares improved somewhat late in the year, but not nearly enough to offset earlier weakness.  The shares of Bristol-Myers traded lower through much of the year.  The company beat earnings expectations early in the year, but revenue guidance did not raise expectations for the upcoming quarters.  Investor concerns were confirmed when the company reported revenue and earnings that missed expectations, and then lowered revenue and earnings guidance.  The shares of Fidelity National fell sharply early in the year when the company announced disappointing operating results.  Fidelity missed revenue and earnings expectations, and then lowered revenue and earnings guidance for the next quarter and for the fiscal year.  The shares traded in a narrow range for the balance of the year.  The shares of Chubb fell early in the year after the company reported earnings that missed expectations.  Subsequent earnings reports showed improvement but lacked consistency.  The shares improved gradually through the balance of the year, but only reached the price levels of early January.

During the year we sold Fidelity National Information Services, Chubb, Ltd., Bristol-Myers Squibb, and Enphase Energy.  We sold Fidelity National and Chubb to reduce our exposure in the finance sector.  We sold Bristol-Myers and Enphase to offset gains from the earlier sales.  We used the proceeds to buy Salesforce.com, Apollo Global Management, and Palo Alto Networks.  Salesforce is the market leader in the customer relationship manager industry with clients ranging from small business to mega-cap leaders.  Apollo Global Management is a major asset manager that offers traditional retirement investment services, capital financing for client specific needs, and equity financing for corporate transition and growth.  Palo Alto Networks, Inc. is a global cybersecurity provider, focusing on Network Security, Cloud Security, Security Operations and Threat Intelligence, and Security Consulting.

The Bond Fund

The Fund generated a return of 4.16% during the year ended December 31, 2023, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 4.28% but outperforming the average of US Treasury mutual funds as tracked by Morningstar return of 4.12%.  The Fund generated an annualized return of 0.52% for the 5-year perioded ending December 31, 2023 underperforming the Bloomberg Barclay

Annual Report |  5

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

Intermediate Treasury index return of 1.02% but outperforming the average of US Treasury mutual fund tracked by MorningStar return of 0.43%.  The Fund generated an annualized return of 0.23% for the 10-year period ending December 31, 2023 underperforming the Bloomberg Barclay index return of 1.25%, and the return of 1.23% for the average US Treasury mutual fund tracked by Morningstar.  The Fund generated an annualized return of 1.43% since inception underperforming the Bloomberg Barclay index return of 3.26%, and the return of 3.28% for the average US Treasury mutual fund tracked by Morningstar.    Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  Debt securities typically decline in value when interest rates rise.

What Might Be Coming

In a repeat of the 3rd Quarter 2023, market action was a reflection of uncertainty regarding central bank policy.  Investors grappled with shifting pronouncements by Fed chairman Powell, other Fed governors, and Treasury Secretary Yellen.  The strong rally that pushed stocks close to all-time highs was based entirely on the expectation that the Fed would end interest rate hikes, and would cut rates up to 6 times this year.  Investors may be in for an unpleasant surprise if those rate cut expectations do not materialize.  As I highlighted in September, the inverted Treasury yield curve and growing concentration in the stock market remain warning signs.  The yield curve inversion declined to 0.38%, indicating that a recession could be approaching, while the over-concentration and extended valuation of stocks in the S&P 500 have increased risk in investor portfolios. Too many things need to go right to sustain the stock market at these levels.

There is never any shortage of risk in the financial markets so we must find a way to manage that risk without becoming too defensive.  Our investment process is designed to identify companies that have growing revenue streams, consistent free cash flow, and strong balance sheets to provide support in uncertain times.  The resilience of these companies helps us manage portfolios positioned for the road ahead while providing some protection for the things that we didn’t see happening.

Sincerely,

Daniel A. Morris

Annual Report |  6

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2023)
	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	13.77%	12.91%	7.50%	6.70%
Average of Large-Cap Blend Funds **	22.73%	13.84%	10.63%	7.88%
S&P 500 ***	26.29%	15.70%	12.03%	9.76%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Smithbridge Asset Management, Inc. acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Fund and an administrative fee not to exceed 0.50% of average net assets of the Manor Fund. The total expense ratio for the Manor Fund under the “unified fee” is 1.25%. The advisor pays all expenses of the Manor Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Average of Large-Cap Blend funds is an average of the large-cap funds managed using a blend of growth and value as tracked by MorningStar.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Annual Report |  7

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2023)
	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	22.77%	16.53%	11.50%	7.18%
Average of Large-Cap Growth Funds **	37.58%	16.50%	12.67%	5.96%
S&P 500 ***	26.29%	15.70%	12.03%	7.20%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Smithbridge Asset Management, Inc. acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Growth Fund and an administrative fee not to exceed 0.24% of average net assets of the Manor Growth Fund. The total expense ratio for the Manor Growth Fund under the “unified fee” is 0.99%. The advisor pays all expenses of the Manor Growth Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Average of Large-Cap Growth funds is an average of the large-cap funds managed with a focus on growth as tracked by MorningStar.   The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Annual Report |  8

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2023)
	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	4.16%	0.52%	0.23%	1.43%
Average of U.S Government Funds **	4.12%	0.43%	1.23%	3.28%
Bloomberg Barclays Intermediate Treasury Index ***	4.28%	1.02%	1.25%	3.26%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Smithbridge Asset Management, Inc. acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee of not to exceed 0.50% of average net assets of the Manor Bond Fund and an administrative fee not to exceed 0.45% of average net assets of the Manor Bond Fund. The total expense ratio for the Manor Bond Fund under the “unified fee” is 0.95%. The advisor pays all expenses of the Manor Bond Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Average of U.S. Government funds is an average of the funds managed using U.S. Government securities as tracked by MorningStar.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Bloomberg Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Annual Report |  9

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology 26.39%
Utilities 0.85%
Communication Services 4.97%
Consumer Cyclical 20.52%
Consumer Defensive 4.55%
Energy 7.81%
Financial Services 11.78%
Healthcare 12.55%
Industrials 6.18%
Money Market Fund 0.69%
Real Estate Investment Trust 3.71%

Sectors are categorized using Morningstar® classifications.

Annual Report |  10

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
34.53%
Basic Materials
3.97%
Communication
Services
8.08%
Consumer Cyclical
7.07%
Consumer Defensive
2.21%
Energy
5.34%
Financial Services
6.16%
Healthcare
20.82%
Industrials
8.62%
Money Market Fund
3.20%

Sectors are categorized using Morningstar® classifications.

Annual Report |  11

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Money Market Fund
5.79%
U.S. Treasury Notes
94.21%

Sectors are categorized based on asset type.

Annual Report |  12

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2023

Shares		Fair Value

COMMON STOCKS - 95.58%

Beverages - 2.82%
1,376	PepsiCo, Inc.	$ 233,700

Cable & Other Pay Television Services - 2.17%
463	Charter Communications, Inc. Class A *	179,959

Cogeneration Services & Small Power Producers - 0.85%
3,674	The AES Corp.	70,724

Computer Peripheral Equipment - 3.36%
945	Palo Alto Networks, Inc. *	278,662

Computer Storage Devices - 2.09%
1,961	NetApp, Inc.	172,882

Converted Paper & Paperboard Products (No Container/Boxes) - 5.47%
2,244	Avery Dennison Corp.	453,647

Crude Petroleum & Natural Gas - 3.72%
6,811	Devon Energy Corp.	308,538

Engines & Turbines - 3.36%
1,164	Cummins, Inc.	278,859

Hospital & Medical Service Plans - 4.58%
805	Elevance Health, Inc.	379,606

Investment Advice - 3.53%
3,136	Apollo Global Management, Inc. Class A	292,244

Life Insurance - 1.89%
2,368	Metlife, Inc.	156,596

National Commercial Banks - 6.36%
1,751	JP Morgan Chase & Co.	297,845
1,479	PNC Financial Services Group, Inc.	229,023
		526,868
Operative Builders - 8.08%
4,404	D.R. Horton, Inc.	669,320

Petroleum Refining - 4.08%
2,603	Valero Energy Corp.	338,390

Pharmaceutical Preparations - 3.50%
1,871	AbbVie, Inc.	289,949

Retail-Drug Stores and Proprietary Stores - 1.22%
1,282	CVS Health Corp.	101,227

The accompanying notes are an integral part of these financial statements.

Annual Report |  13

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2023

Shares		Fair Value

Retail-Grocery Stores - 1.73%
3,144	The Kroger Co.	$ 143,712

Retail-Lumber & Other Building Materials Dealers - 3.20%
1,192	Lowes Cos., Inc.	265,280

Search, Detection, Navigation, Guidance, Aeronautical & Nautical Systems & Instruments - 2.81%
498	Northrop Grumman Corp.	233,134

Semiconductors & Related Devices - 14.70%
3,645	Applied Materials, Inc.	590,745
4,272	Microchip Technology, Inc.	385,249
2,155	Skyworks Solutions, Inc.	242,265
		1,218,259
Services-Computer Programming, Data Processing, Etc. - 2.80%
1,658	Alphabet, Inc. Class A *	231,606

Services-Prepackaged Software - 6.24%
1,375	Microsoft Corp.	517,055

Transportation Services - 3.77%
88	Booking Holdings, Inc. *	312,155

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 3.25%
1,310	Cencora, Inc.	269,048

TOTAL FOR COMMON STOCKS (Cost $3,477,031) - 95.58%		7,921,420

REAL ESTATE INVESTMENT TRUST - 3.71%
382	Equinix, Inc.	307,659
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $142,184) - 3.71%		307,659

MONEY MARKET FUND - 0.69%
57,036	First American Government Obligation Fund Class Z 5.26% ** (Cost $57,036)	57,036

TOTAL INVESTMENTS (Cost $3,676,251) - 99.98%		8,286,115

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.02%		1,751

NET ASSETS - 100.00%		$8,287,866

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report |  14

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2023

Shares		Fair Value

COMMON STOCKS - 96.81%

Cable & Other Pay Television Services - 1.86%
700	Charter Communications, Inc. Class A *	$ 272,076

Computer Peripheral Equipment - 3.38%
1,671	Palo Alto Networks, Inc. *	492,744

Crude Petroleum & Natural Gas - 5.34%
3,128	EOG Resources, Inc.	378,332
6,717	Occidental Petroleum Corp.	401,072
		779,404
Electronic Computers - 12.29%
9,317	Apple, Inc.	1,793,802

Hospital & Medical Service Plans - 4.06%
1,125	Unitedhealth Group, Inc.	592,279

Investment Advice - 3.49%
5,459	Apollo Global Management, Inc. Class A	508,724

Measuring & Controlling Devices - 3.25%
894	Thermo Fisher Scientific, Inc.	474,526

Pharmaceutical Preparations - 10.90%
2,360	AbbVie Inc.	365,729
1,316	Eli Lilly & Co.	767,123
521	Regeneron Pharmaceuticals, Inc. *	457,589
		1,590,441
Radio & TV Broadcasting & Communuications Equipment - 3.06%
3,088	Qualcomm, Inc.	446,617

Retail-Building Materials, Hardware, Garden Supply - 3.97%
1,858	The Sherwin-Williams Co.	579,510

Retail-Catalog & Mail-Order Houses - 5.22%
5,010	Amazon.com, Inc. *	761,219

Retail-Drug Stores & Proprietary Stores - 2.61%
4,819	CVS Health Corp.	380,508

Retail-Variety Stores - 2.21%
2,271	Dollar Tree, Inc. *	322,596

The accompanying notes are an integral part of these financial statements.

Annual Report |  15

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2023

Shares		Fair Value

Semiconductors & Related Devices - 3.82%
6,675	On Semiconductor Corp. *	$ 557,563

Services-Business Services - 5.32%
3,258	Akamai Technologies, Inc. *	385,584
915	MasterCard, Inc. Class A	390,257
		775,841
Services-Computer Programming, Data Processing, Etc. - 6.21%
3,232	Alphabet, Inc. Class A *	451,478
3,231	Alphabet, Inc. Class C *	455,345
		906,823
Services-Equipment Rental & Leasing - 5.84%
1,485	United Rentals, Inc.	851,529

Services-Prepackaged Software - 9.34%
2,262	Microsoft Corp.	850,603
1,946	Salesforce.com, Inc. *	512,070
		1,362,673
Trucking (No Local) - 2.79%
2,101	Landstar System, Inc.	406,859

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 1.85%
5,645	LKQ Corp.	269,775

TOTAL FOR COMMON STOCKS (Cost $5,044,047) - 96.81%		14,125,509

MONEY MARKET FUND - 3.20%
467,009	First American Government Obligation Fund Class Z 5.26% ** (Cost $467,009)	467,009

TOTAL INVESTMENTS (Cost $5,511,056) - 100.01%		14,592,518

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.01)%		(875)

NET ASSETS - 100.00%		$14,591,643

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report |  16

MANOR INVESTMENT FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2023

Face Amount		Fair Value

US TREASURY NOTES - 93.95%
400,000	US Treasury Note 0.50% Due 02/28/2026	$ 369,766
150,000	US Treasury Note 1.50% Due 08/15/2026	140,449
100,000	US Treasury Note 2.875% Due 05/15/2028	95,976
325,000	US Treasury Note 1.75% Due 11/15/2029	290,443
175,000	US Treasury Note, Series C, 0.625% Due 05/15/2030	143,227
650,000	US Treasury Note 4.125% Due 11/15/2032	661,959

TOTAL FOR US TREASURY NOTES (Cost $1,780,447) - 93.95%		1,701,820

MONEY MARKET FUND - 5.78%
Shares
104,628	First American Treasury Obligation Class Z 5.25% * (Cost $104,628)	104,628

TOTAL INVESTMENTS (Cost $1,885,075) - 99.73%		1,806,448

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.27%		4,934

NET ASSETS - 100.00%		$ 1,811,382

* Variable rate security; the coupon rate shown represents the yield at December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report |  17

MANOR INVESTMENT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value (Cost $3,676,251, $5,511,056, and $1,885,075, respectively)	$ 8,286,115	$ 14,592,518	$ 1,806,448
Cash	700	-	-
Receivables:			
Shareholder Subscriptions	7,750	7,750	-
Dividends and Interest	1,919	3,393	6,380
Total Assets	8,296,484	14,603,661	1,812,828
Liabilities:			
Payables:			
Shareholder Redemptions	-	-	-
Due to Advisor	8,618	12,018	1,446
Total Liabilities	8,618	12,018	1,446
Net Assets	$ 8,287,866	$ 14,591,643	$ 1,811,382
Net Assets Consist of:			
Capital Stock	$ 250	$ 412	$ 181
Paid In Capital	3,677,752	5,511,898	1,905,819
Distributable Earnings (Deficit)	4,609,864	9,079,333	(94,618)
Net Assets (10,000,000 shares authorized, $0.001 par value) for 250,192 411,500, and 180,861 shares outstanding, respectively.	$ 8,287,866	$ 14,591,643	$ 1,811,382
Net Asset Value and Offering Price Per Share	$ 33.13	$ 35.46	$ 10.02

The accompanying notes are an integral part of these financial statements.

Annual Report |  18

MANOR INVESTMENT FUNDS

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

Manor Fund	Growth Fund	Bond Fund
Investment Income:			
Dividends	$ 153,075	$ 141,118	$ -
Interest	14,636	21,766	36,405
Total Investment Income	167,711	162,884	36,405
Expenses:			
Advisory	58,742	99,167	7,540
Administrative	39,161	31,733	6,785
Total Expenses	97,903	130,900	14,325
Net Investment Income	69,808	31,984	22,080
Realized and Unrealized Gain (Loss) on Investments:			
Net Realized Gain (Loss) on Investments	12,270	390,002	(6,414)
Net Change in Unrealized Appreciation on Investments	932,303	2,319,347	59,485
Net Realized and Unrealized Gain on Investments	944,573	2,709,349	53,071
Net Increase in Net Assets Resulting from Operations	$ 1,014,381	$ 2,741,333	$ 75,151

The accompanying notes are an integral part of these financial statements.

Annual Report |  19

MANOR INVESTMENT FUNDS

MANOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report |  20

MANOR INVESTMENT FUNDS

GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report |  21

MANOR INVESTMENT FUNDS

BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report |  22

MANOR INVESTMENT FUNDS

MANOR FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

Years Ended				
	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Net Asset Value, at Beginning of Year	$ 29.41	$ 34.48	$ 27.54	$ 26.46	$ 20.33
Income From Investment Operations:					
Net Investment Income *	0.27	0.31	0.13	0.17	0.20
Net Gain (Loss) on Securities (Realized and Unrealized)	3.78	(4.01)	8.00	1.40	6.23
Total from Investment Operations	4.05	(3.70)	8.13	1.57	6.43
Distributions:					
Net Investment Income	(0.28)	(0.32)	(0.14)	(0.17)	(0.20)
Realized Gains	(0.05)	(1.05)	(1.05)	(0.32)	(0.10)
Total from Distributions	(0.33)	(1.37)	(1.19)	(0.49)	(0.30)
Net Asset Value, at End of Year	$ 33.13	$ 29.41	$ 34.48	$ 27.54	$ 26.46
Total Return **	13.77%	(10.69)%	29.50%	5.95%	31.63%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 8,288	$ 7,564	$ 8,873	$ 7,275	$ 7,721
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.89%	0.99%	0.41%	0.66%	0.85%
Portfolio Turnover	9.46%	0.00%	3.20%	11.95%	9.99%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report |  23

MANOR INVESTMENT FUNDS

GROWTH FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report |  24

MANOR INVESTMENT FUNDS

BOND FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

Years Ended				
	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Net Asset Value, at Beginning of Year	$ 9.74	$ 10.66	$ 11.05	$ 10.53	$ 10.19
Income From Investment Operations:					
Net Investment Income *	0.14	0.06	0.07	0.10	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	0.27	(0.91)	(0.39)	0.52	0.33
Total from Investment Operations	0.41	(0.85)	(0.32)	0.62	0.43
Distributions:					
Net Investment Income	(0.13)	(0.07)	(0.07)	(0.10)	(0.09)
Total from Distributions	(0.13)	(0.07)	(0.07)	(0.10)	(0.09)
Net Asset Value, at End of Year	$ 10.02	$ 9.74	$ 10.66	$ 11.05	$ 10.53
Total Return **	4.16%	(8.01)%	(2.94)%	5.89%	4.23%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 1,811	$ 1,677	$ 1,788	$ 1,414	$ 1,335
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.46%	0.64%	0.61%	0.87%	0.93%
Portfolio Turnover	37.00%	0.00%	0.00%	14.48%	21.04%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report |  25

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2023

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Trust”) is a Delaware Business Trust, (effective January 1, 2012) comprising of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.  The Trust was originally incorporated in the Commonwealth of Pennsylvania on September 13, 1995 and was dissolved by domestication in Pennsylvania on January 3, 2012. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large U.S. corporations; Growth Fund – long-term capital appreciation, investing primarily in common stocks of large U.S corporations, Bond Fund – current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022) or expected to be taken in the Funds’ 2023 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

Distributions to Shareholders: The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, annually. Distributions will be recorded on ex-dividend date.

Annual Report |  26

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

Security Transactions and Investment Income: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability at measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value

Annual Report |  27

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Short-term investments. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2023:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 7,921,420	$ -	$ -	$ 7,921,420
Real Estate Investment Trust	307,659	-	-	307,659
Money Market Fund	57,036	-	-	57,036
	$ 8,286,115	$ -	$ -	$ 8,286,115

Annual Report |  28

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 14,125,509	$ -	$ -	$ 14,125,509
Money Market Fund	467,009	-	-	467,009
	$ 14,592,518	$ -	$ -	$ 14,592,518

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ -	$ 1,701,820	$ -	$ 1,701,820
Money Market Fund	104,628	-	-	104,628
	$ 104,628	$ 1,701,820	$ -	$ 1,806,448

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended December 31, 2023.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2023.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Under an agreement effective December 31, 2021 Smithbridge Asset Management, Inc. (“Smithbridge” or “Advisor”) acquired the assets of Morris Capital Advisors, LLC.  The Board of Trustees voted to approve an investment advisory agreement with Smithbridge, effective December 31, 2021. Smithbridge assumed all duties and responsibilities previously performed by Morris Capital Advisors, LLC.  At a Board of Trustees meeting on March 16, 2022 the Board voted to approve an interim investment advisory agreement and an investment advisory agreement with Smithbridge to act as investment adviser to Manor Investment Funds, pending shareholder approval. At a special meeting of shareholders held June 14, 2022 the shareholders of the Manor Fund, the Growth Fund, and the Bond Fund, voting separately, approved the new advisory agreement between the Trust and Smithbridge. Under the investment advisory agreement, the fee structure consists of a management fee not to exceed 0.75% of average net assets for the Manor Fund and the Growth Fund and a management fee not to exceed 0.50% of average net assets for the Bond Fund. The agreement also includes an administrative fee not to exceed 0.50%, 0.24% and 0.45% of average net assets for the Manor Fund, Growth Fund, and Bond Fund, respectively. Management and administrative fees are paid on a monthly basis. Expenses that may be excluded from the unified fees include such expenses as acquired fund fees or expenses.

Annual Report |  29

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

Advisory Fees for the year ended December 31, 2023

	Manor Fund	Growth Fund	Bond Fund
Advisory Fees Earned	$ 58,742	$ 99,167	$ 7,540
Advisory Fees owed to Advisor	$ 5,171	$ 9,104	$ 761

Administrative Fees for the year ended December 31, 2023

	Manor Fund	Growth Fund	Bond Fund
Administrative Fees Earned	$ 39,161	$ 31,733	$ 6,785
Administrative Fees owed to Advisor	$ 3,447	$ 2,914	$ 685

Administrative Shareholder Servicing Fees

The Trust entered into an Administrative Services Agreement with Smithbridge effective January 1, 2022, under which Smithbridge, as Advisor to the Funds, provides certain services to the Trust including, but not limited to: accounting, recordkeeping, and portfolio administration of the funds; preparation, distribution, and filing of required reports; managing operational requirements and service providers; organizing and managing the Board of Trustees; and providing marketing and distribution services.  Under the Administrative Services Agreement the Advisor earns a fee of 0.05% of net average assets of the Trust. This administrative shareholder services fee is included in the ordinary expenses of the Trust on an annual basis, billed monthly. The fee may be waived for assets in any fund series during periods that the Advisor serves as investment advisor to that series. For the year ended December 31, 2023, no fees were billed or accrued for the Advisor under this agreement.

As Administrator to the Trust, the Advisor also oversees the third-party service providers. The Advisor pays all expenses related to management and administrative support for the Funds, including those third-party services currently under contract, as approved by the Board. The Advisor also pays certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or certain administrative functions for the Fund shareholders.

Daniel A. Morris serves Co-Chief Investment Officer of the Advisor.  He also served as the Trust’s President and Trustee until March 28, 2023, at which time the shareholders of the Trust elected Gregory B. Getts to serve as the Trust’s President and Trustee.  Mr. Getts is also the owner/President of Mutual Shareholder Services, LLC (“MSS”) the Funds transfer agent and fund accountant.  The Trust, on behalf of the Funds, entered into a Compliance Agreement with Empirical Administration, LLC ("Empirical") which provides for compliance services to the Funds.  Brandon M. Pokersnik is the owner/president of Empirical and also an employee of MSS. He serves as the Chief Compliance Officer and an officer of the Trust.

4.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2023, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 962,915	$ 1,678,020	$ 637,032
Sales	$ 713,275	$ 1,642,979	$ 521,188

Annual Report |  30

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

5.   TAX MATTERS NOTE

As of December 31, 2023, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments +	$ 3,676,251	$ 5,513,185	$ 1,885,075
Gross tax appreciation of investments	$ 4,636,523	$ 9,082,189	$ 24,635
Gross tax depreciation of investments	(26,659)	(2,856)	(103,262)
Net tax appreciation (depreciation)	$ 4,609,864	$ 9,079,333	$ (78,627)

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2023, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain (Loss)	Capital Loss Carryforward	Total Distributable Earnings (Deficit)
Manor Fund	$ 4,609,864	$ -	$ -	$ -	$ 4,609,864
Growth Fund +	$ 9,079,333	$ -	$ -	$ -	$ 9,079,333
Bond Fund	$ (78,627)	$ -	$ -	$ (15,991)	$ (94,618)

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Growth Fund.

As of December 31, 2023, the Bond Fund has capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ (12,753)
Short-term non-expiring	$ (3,238)
Total	$ (15,991)

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

	Manor Fund	Growth Fund	Bond Fund
Ordinary Income	$ 69,851	$ 32,133	$ 22,353
Long-term Gain	$ 12,270	$ 390,002	$ —

Annual Report |  31

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Manor Fund	Growth Fund	Bond Fund
Ordinary Income	$ 94,813	$ 15,585	$ 11,225
Long-term Gain	$ 241,786	$ 612,668	$ —

6.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

7.  MARKET RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

8.  SECTOR RISK

The Manor Fund and Growth Fund may, at times invest a substantial portion of the portfolio in companies in the technology sector. Companies in this sector are subject to the risk of rapidly changing technological developments and highly competitive industry participants. As a result, many companies can have variable earnings and may not pay dividends, leading to higher volatility as investor expectations shift.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all other subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Annual Report |  32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of the Manor Fund, Growth Fund and

Bond Fund, each a series of the Manor Investment Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Manor Fund, Growth Fund and Bond Fund (collectively the "Funds"), each a series of the Manor Investment Funds, including the schedules of investments, as of December 31, 2023 the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Manor Investment Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2003

Huntingdon Valley, Pennsylvania

February 27, 2024

Annual Report |  33

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and administrative expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report |  34

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

Manor Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2023	December 31, 2023	July 1, 2023 to December 31, 2023

Actual	$1,000.00	$1,087.81	$6.58
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2023	December 31, 2023	July 1, 2023 to December 31, 2023

Actual	$1,000.00	$1,086.98	$5.21
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$5.04

* Expenses are equal to the Fund's annualized expense ratio of .99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2023	December 31, 2023	July 1, 2023 to December 31, 2023

Actual	$1,000.00	$1,032.07	$4.87
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report |  35

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2023 (UNAUDITED)

Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds.  Records of the Funds proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Funds website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Liquidity Risk Management Program

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Report |  36

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2023 (UNAUDITED)

The Officers and Trustees of the Fund have agreed to serve without compensation and their year of birth, length of service, principal occupation, number of portfolios overseen and other directorships are listed below.  Unless otherwise provided, the address of each trustee and officer is 15 Chester Commons, Malvern, PA 19355.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Paul K. Rode, Esq. 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 1980	Trustee Term: Indefinite	Since March 2023	Attorney, Keith D. Weiner & Assoc. Co. L.P.A. since September 2005	Seven	MSS Series Trust
Michael Young 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 1950	Trustee Term: Indefinite	Since March 2023	November 2013-Present: Consultant/Practitioner for Purdue, Rutgers and Northeastern Universities; June 2002-November 2013: Senior Federal Security Director for U.S. Department of Homeland Security	Seven	MSS Series Trust
Interested Trustee*
Dr. Gregory B. Getts 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 1957	Trustee and President Term: Indefinite	Since March 2023	Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012	Seven	MSS Series Trust

*  Mr. Getts is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s transfer agent, Mutual Shareholder Services, LLC.

Annual Report |  37

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Brandon M. Pokersnik 1978	Treasurer, Secretary and Chief Compliance Officer	Since 2022	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012	N/A	N/A

For the year ended December 31, 2023, Paul K. Rode and Michael Young were each paid $600, respectively.

Annual Report |  38

Manor Investment Funds

Fund Office:

15 Chester County Commons

Malvern, PA 19355

610-722-0900     800-787-3334

www.manorfunds.com

Funds distributed by:

Foreside Funds Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each of the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant limited to the preparation of income tax returns.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2023	12/31/2022
Audit Fees	$28,000	$25,500
Audit Related Fees	$0	$0
Tax Fees	$6,600	$6,000
All Other Fees	$0	$0

e)

The audit committee of the funds will review and discuss the scope of services provided by the principal accountant over the preceding two years.  The committee will determine if the fees, as presented, accurately represent the services rendered, and if the scope of those services fulfill the needs of the funds.  The committee incorporates this information into the approval of the principal accountant by the entire Board of Trustees.  The committee reviewed and approved all principal accountant fees and services provided to the fund.

f)

All audit related services provided by the principal accountant were performed by full-time principal employees.

g)

The audit committee has not approved any Non-Audit-Related fees over the past two fiscal years and the principal accountant has not billed the fund for any Non-Audit-Related services.  The audit committee approved the Tax-Fees billed to the funds for the last two fiscal years.  The services approved are limited to the preparation of income tax returns for the funds. The audit committee has not approved any other fees pertinent to the All Other Fees category over the past two fiscal years and the principal accountant has not billed the fund for any services applicable to this category.  The principal accountant also provides tax preparation and filing services for the investment advisor of the fund.

h)

The audit committee reviewed non-audit services performed by the principal account for the investment advisor of the fund and determined that these fees and services are compatible with maintaining the independence of the principal accountant.

i)

The registrant does not have a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

j)   The registrant is not a foreign issuer, as defined in 17 CFR, 240, 3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A).

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  Code of Ethics — For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 11, 2024